UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2019

PURA NATURALS, INC.

(Exact Name of Registrant as Specified in Charter)

COLORADO	000-54888	20-8496798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23101 Lake Center Drive, Suite 100 Lake Forest, CA 92630
(Address of Principal Executive Offices) (Zip Code)

(855) 326-8537
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

 ☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03	Amendment to Articles of Incorporation or Bylaws.

On January 31, 2019, Pura Naturals, Inc. (the “Company”) held an Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment to the Company’s articles of incorporation (the “Certificate of Incorporation”) and adopted Company’s Amended and Restated Articles of Incorporation (the “Certificate of Amendment”) to increase the authorized shares of the Company’s common stock from 500,000,000 to 1,500,000,000 and to authorized a reverse split of the Company’s commons stock in a ratio of between 1 to 5 and 1 to 50 at the Board’s discretion.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on January 31, 2019. Of the 483,235,856 shares of the Company’s common stock entitled to vote, 449,073,969 shares were present in person or by proxy at the Annual Meeting. The matters voted on at the Annual Meeting and the voting results for each matter were as follows:

1.       The stockholders approved the amendment of the Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 500,000,000 to 1,500,000,000.

For:	347,385,164
Against:	100,558,258
Abstain:	1,130,547
Broker Non-Votes	0

2.       The stockholders did not approve the amendment of the Certificate of Incorporation to create a class of “blank check preferred shares”.

For:	214,391,751
Against:	72,748,484
Abstain:	1,890,162
Broker Non-Votes	160,043,572

3.       The stockholders approved the amendment of the Certificate of Incorporation to conduct a reverse stock split of the Company’s common stock at the discretion of the Board of Directors.

For:	257,934,478
Against:	187,395,864
Abstain:	3,743,625
Broker Non-Votes	0

4.       The stockholders elected Robert Doherty, Robert Switzer, Derek Duhame, and Daniel Kryger as Directors for terms consistent with the Company’s Bylaws.

Robert Doherty

For:	277,843,515
Withhold:	15,149,957
Broker Non-Votes	156,080,497

2

Robert Switzer

For:	277,586,495
Withhold:	15,406,977
Broker Non-Votes	156,080,497

Derek Duhame

For:	277,491,328
Withhold:	15,502,144
Broker Non-Votes	156,080,497

Daniel Kryger

For:	280,757,104
Withhold:	12,236,368
Broker Non-Votes	156,080,497

5.       The stockholders ratified the appointment of Malone-Bailey as the Company’s auditors for the year ended December 31, 2018.

For:	426,316,389
Against:	16,176,067
Abstain:	6,581,511
Broker Non-Votes	0

6.       The stockholders approved the adjournment of the meeting.

For:	359,438,943
Against:	84,158,241
Abstain:	5,476,783
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

Exhibit 3.1	Certificate of Amendment to Articles of Incorporation – Amended and Restated Articles of Incorporation

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURA NATURALS, INC.
February 5, 2019	By: /s/ Robert Doherty
Robert Doherty Chief Executive Officer

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